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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            _______________________

               Date of report (Date of earliest event reported):
                      January 22, 2004 (January 22, 2004)


                               AURORA FOODS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                   001-14255             94-3303521
  (STATE OR OTHER JURISDICTION       (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION OR              FILE NO.)        IDENTIFICATION NUMBER)
         ORGANIZATION)

       11432 LACKLAND ROAD
       ST. LOUIS, MISSOURI                                     63146
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)


                                 (314) 801 - 2300
                          (REGISTRANT'S TELEPHONE NUMBER,
                               INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 5.  OTHER EVENTS.

         On January 22, 2004, Aurora Foods Inc. (the "Company") issued a press release announcing integration plans for the combined operations of the Company and Pinnacle Foods Holding Corporation ("Pinnacle") following the Company's pending reorganization under Chapter 11 of the U.S. Bankruptcy Code and its previously announced merger with Pinnacle.

         The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.                          Description
-----------                          -----------
99                                   Press release, dated January 22, 2004

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AURORA FOODS INC.


                                      By:    /s/ Richard A. Keffer
                                            ------------------------------------
                                      Name:    Richard A. Keffer
                                      Title:   General Counsel and Secretary



January 22, 2004

                               AURORA FOODS INC.
                           CURRENT REPORT ON FORM 8-K
                         REPORT DATED JANUARY 22, 2004



                                 EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
99                                   Press release, dated January 22, 2004